      As filed with the Securities and Exchange Commission on June 25, 2002

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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): JUNE 23, 2002
                                                           -------------


                            WINK COMMUNICATIONS, INC.
 -------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           DELAWARE                   000-26655                   94-3212322
----------------------------     ------------------------   --------------------
(State or other jurisdiction     (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)

1001 MARINA VILLAGE PARKWAY, ALAMEDA, CALIFORNIA                       94501
------------------------------------------------                     ----------
     (Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code:              (510) 337-2950
                                                                ----------------

                                 NOT APPLICABLE
        -----------------------------------------------------------------
          (Former name or former address, if changed since last report)









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ITEM 5.           OTHER EVENTS

                  On June 23, 2002, Wink Communications, Inc. entered into an Agreement and Plan of Merger with Liberty Broadband Interactive Television, Inc., Wink Interactive, Inc., Walnut Merger Corp. and, for purposes of Section
6.11 of the agreement only, Liberty Media Corporation. A copy of the merger agreement is attached as Exhibit 1 and is incorporated by reference.

                  Under the merger agreement, Walnut Merger Corp. will merge with and into Wink, and Wink stockholders will receive $3.00 in cash per share of Wink common stock. Following consummation of the merger, Wink will become an indirect wholly-owned subsidiary of Liberty Broadband Interactive Television.

                  Consummation of the merger is subject to the adoption of the merger agreement by the Wink stockholders at a special meeting of stockholders, the expiration or earlier termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, and other closing conditions.

                  On June 23, 2002, in connection with the execution of the merger agreement, Wink stockholders who collectively own more than 20% of Wink's common stock entered into a voting agreement with Liberty Broadband Interactive Television and Wink Interactive, Inc. Under the voting agreement, these stockholders agreed, among other things, to vote in favor of adoption of the merger agreement. A copy of the voting agreement is attached as Exhibit 2 and is incorporated by reference.

                  The joint press release of Wink and Liberty Broadband Interactive Television announcing the execution of the merger agreement is attached as Exhibit 3 and is incorporated by reference.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

                  (c)      Exhibits

                           (1) Agreement and Plan of Merger, dated as of June 23, 2002, by and among Liberty Broadband Interactive Television, Inc., Wink Interactive, Inc., Walnut Merger Corp., Wink Communications, Inc. and, for purposes of
                                   Section 6.11 of the agreement only, Liberty
                                   Media Corporation.

                           (2) Voting Agreement, dated as of June 23, 2002, by and among Liberty Broadband Interactive Television Inc., Wink Interactive, Inc. and certain stockholders of Wink Communications, Inc. set forth on the signature pages to the Voting Agreement.

                           (3) Joint Press Release of Wink Communications, Inc. and Liberty Broadband Interactive Television, Inc., dated June 24, 2002.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        WINK COMMUNICATIONS, INC.


                                        By: /s/ Timothy Travaille
                                           -------------------------------------
                                           Name: Timothy Travaille
                                           Title: Executive Vice President
                                                  (Principal Accounting Officer)

Date:  June 25, 2002


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                                  EXHIBIT INDEX

      Exhibit                            Document
      -------                            --------

        1 Agreement and Plan of Merger, dated as of June 23, 2002, by and among Liberty Broadband Interactive Television, Inc., Wink Interactive, Inc., Walnut Merger Corp., Wink Communications, Inc. and, for purposes Section 6.11 of the agreement only, Liberty Media Corporation.

        2 Voting Agreement, dated as of June 23, 2002, by and among Liberty Broadband Interactive Television, Inc., Wink Interactive, Inc. and certain stockholders of Wink Communications, Inc. set forth on the signature pages to the Voting Agreement.

        3 Joint Press Release of Wink Communications, Inc. and Liberty Broadband Interactive Television, Inc., dated June 24, 2002.